SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

January 16, 2004

CUBIST PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21379	22-3192085
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

65 Hayden Avenue, Lexington, Massachusetts  02421

(Address of Principal Executive Offices)         (Zip Code)

Registrant’s telephone number, including area code:    (781) 860-8660

                Item 5.  Other Events.

                On January 16, 2004, the Registrant issued a press release announcing an update on the launch of Cubicin (daptomycin for injection).  The press release has been filed as an exhibit to this Report on Form 8-K, attached hereto as Exhibit 99.1.

                Item 7.  Financial Statements and Exhibits.

                                                (c)           Exhibits.

99.1               Press Release dated January 16, 2004

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUBIST PHARMACEUTICALS, INC.

By:	/s/ Christopher D.T. Guiffre
Christopher D.T. Guiffre,
Vice President, General Counsel and Secretary

Dated:  January 16, 2004